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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                          July 14, 2005 (July 11, 2005)
                Date of Report (Date of earliest event reported)


                                Pitney Bowes Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                        1-3579                06-0495050
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               World Headquarters
                                 1 Elmcroft Road
                        Stamford, Connecticut 06926-0700
                    (Address of principal executive offices)

                                 (203) 356-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(d) Election of Directors

On July 11, 2005, Anne Sutherland Fuchs was elected to the Board of Directors, effective September 1, 2005. She was elected to the class of Pitney Bowes directors whose terms expire at the 2006 annual meeting. Ms. Fuchs was also appointed to serve on the Corporate Responsibility Committee and E-Commerce and Technology Committee of the Board of Directors.

Ms. Fuchs has extensive experience in the publishing and retail industries. She was a senior vice president and group publishing director at Hearst Corporation and subsequently held an executive role at LVMH Moet Hennessy Louis Vuitton. She currently serves as chair of the Commission on Women's Issues for New York City, and is a director of Gartner, Inc.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Pitney Bowes Inc.

July 14, 2005




                                   /s/ B.P. Nolop
                                   ---------------------------------------------
                                   B.P. Nolop
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer)






                                   /s/ S.J. Green
                                   ---------------------------------------------
                                   S.J. Green
                                   Vice President - Finance and
                                   Chief Accounting Officer
                                   (Principal Accounting Officer)